CASTLE CONVERTIBLE FUND, INC.
                       1 WORLD TRADE CENTER, SUITE 9333,
                           NEW YORK, NEW YORK 10048

                   NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

TO THE SHAREHOLDERS:

       The 1999 Annual Meeting of Shareholders of Castle Convertible Fund, Inc. (the "Fund") will be held in the offices of the Fund, 1 World Trade Center, Suite 9333, New York, New York 10048, 93rd Floor, on December 7, 1999 at 12:30 P.M. for the following purposes:

       1. To elect seven (7) Directors for the ensuing year.

       2.To ratify or reject the selection of Arthur Andersen LLP as the independent public accountants for the Fund for the fiscal year ending October 31, 2000.

       3.To consider and act upon such other matters as may properly come before the meeting or any adjournments thereof.

       Shareholders of record as of the close of business on October 22, 1999 will be entitled to vote at the meeting. The enclosed proxy is being solicited on behalf of Management of the Fund.

IF YOU DO NOT EXPECT TO ATTEND THE MEETING IN PERSON, PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT PROMPTLY TO ALGER SHAREHOLDER SERVICES, INC., 30 MONTGOMERY STREET, JERSEY CITY, NEW JERSEY 07302, IN THE POSTPAID RETURN ENVELOPE ENCLOSED FOR YOUR USE.
                                             By order of the Board of Directors


                                                       DAVID D. ALGER
                                                          PRESIDENT

Dated: October 25, 1999
       New York, New York

                                PROXY STATEMENT
                                      FOR
                    THE 1999 ANNUAL MEETING OF SHAREHOLDERS
                                       OF
                         CASTLE CONVERTIBLE FUND, INC.
                        TO BE HELD ON DECEMBER 7, 1999


                                 INTRODUCTION

       The accompanying Proxy is being solicited by the Management of Castle Convertible Fund, Inc. (the "Fund") for use at the Annual Meeting of
Shareholders to be held at 12:30 P.M. on December 7, l999 and at any adjournments thereof. All costs of solicitation, including printing and mailing of this Proxy Statement and the accompanying Notice of Meeting and Proxy, the reimbursement of brokerage firms and others for their expenses in forwarding solicitation material to the beneficial owners of stock, and supplementary solicitations to submit proxies, which may be made by mail, telephone, telegraph and personal interviews by officers of the Fund, will be borne by the Fund. It is anticipated that the cost of such supplementary solicitation, if any, will be nominal.

       If the enclosed Proxy is properly executed and returned in time to be voted at the meeting, the full and fractional shares represented thereby (each full share is entitled to one vote and each fractional share is entitled to proportionate voting rights) will be voted in accordance with the instructions marked thereon. Unless instructions to the contrary are marked thereon with respect to Proposals 1 and 2, the Proxy will be voted FOR the proposals stated in the accompanying Notice of Meeting. All proxies not voted, including broker non-votes, will not be counted toward establishing a quorum. Shareholders should note that while votes to ABSTAIN will count toward establishing a quorum, passage of any proposal being considered at the meeting will occur only if a sufficient number of votes are cast FOR the proposal. Accordingly, votes to ABSTAIN and votes AGAINST will have the same effect in determining whether the proposal is approved. On any motion for adjournment of the meeting, even if a quorum is present, Management will vote all Proxies in its discretion pursuant to Item 3 thereof. Any shareholder giving a Proxy has the right to attend the meeting to vote his shares in person (thereby revoking any prior Proxy) and also the right to revoke the Proxy at any time by written notice received by the Fund prior to its exercise.

       This Proxy Statement and accompanying Proxy are being mailed to shareholders on or about October 25, 1999. The address of the principal executive office of the Fund is 1 World Trade Center, Suite 9333, New York, New York 10048.

       A COPY OF THE FUND'S MOST RECENT SEMI-ANNUAL AND ANNUAL REPORTS WILL BE SENT TO YOU WITHOUT CHARGE UPON WRITTEN REQUEST TO THE FUND, 1 WORLD TRADE CENTER, SUITE 9333, NEW YORK, NY 10048 OR BY CALLING 800-223-3810 TOLL-FREE.


                    INFORMATION REGARDING VOTING SECURITIES

       The Fund has only one class of shares of which 2,236,003 shares were issued and outstanding as of the close of business on October 22, 1999, the record date for determining shareholders entitled to receive notice of, and to vote at the meeting and all adjournments thereof. Each share is entitled to one vote at the Annual Meeting.

       The following table sets forth those persons known to the Fund to be beneficial owners of more than 5% of the outstanding voting shares of the Fund as of October 22, 1999.

                                                              AMOUNT OF
      TITLE OF                 NAME AND ADDRESS              BENEFICIAL       PERCENT OF
       CLASS                 OF BENEFICIAL OWNERS             OWNERSHIP         CLASS
-------------------   ---------------------------------   ----------------   -----------
     Common Stock     Alger Associates, Inc.              420,787 Shs.*      18.82%
                      1 World Trade Center, Suite 9333
                      New York City, NY 10048
     Common Stock     All Directors and                   430,045 Shs.**     19.23%
                      Officers as a Group

----------------------------
 * Included in this figure are 71,884 shares owned by Fred Alger & Company, Incorporated, and 361 shares owned by Alger Shareholder Services, Inc., wholly-owned subsidiaries of Alger Associates, Inc.

** Included  in this  figure are 423,487  shares  beneficially  owned by Fred M.
   Alger III, 420,787 shares beneficially owned by David D. Alger, 1,441 shares beneficially owned by Lester L. Colbert, Jr., 5,017 shares beneficially owned by Arthur M. Dubow and 100 shares beneficially owned by Nathan E. Saint-Amand, M.D. Included in the shares beneficially owned by Messrs. Alger are the 420,787 shares listed in the table above as being held by Alger Associates, Inc., which may be deemed to be beneficially owned by Fred M. Alger III and David D. Alger by virtue of their control of Alger Associates, Inc.

PROPOSAL NO. 1: ELECTION OF DIRECTORS

       Seven directors are to be elected at the meeting, to serve until the next annual meeting of shareholders and until their successors are elected and qualified. Each of the nominees is currently a Director of the Fund; each has indicated an intention to serve if elected and has consented to be named in this Proxy Statement.

       One of the nominees, B. Joseph White, was elected a Director of the Fund by the Board of Directors in February, 1999. John T. Sargent, a Director of the Fund since 1986, resigned on September 9, 1999 for personal reasons and is not standing for reelection.

       Fred Alger Management, Inc. (the "Adviser") has served as the investment adviser to the Fund since February 1974. The Adviser is a wholly-owned subsidiary of Fred Alger & Company, Incorporated ("Alger"). Alger, which is a wholly-owned subsidiary of Alger Associates, Inc. ("Alger Associates"), is a securities broker-dealer and member firm of the New York Stock Exchange, Inc. The principal place of business of the Adviser and Alger Associates is 1 World Trade Center, Suite 9333, New York, New York 10048. The principal place of business of Alger is 30 Montgomery Street, Jersey City, New Jersey 07302. Alger Associates and the Adviser are New York corporations and Alger is a Delaware corporation.

       Mr. Fred M. Alger III owns approximately 42.65% of Alger Associates' outstanding voting securities. Mr. David D. Alger owns approximately 20.05% of Alger Associates' outstanding voting securities.

       The following table provides certain information about the Directors of the Fund, including age, position with the Fund, business experience and ownership of shares of the Fund.

                                                                                    SHARES OF THE
                                                                                  FUND BENEFICIALLY
                                                             POSITION WITH         OWNED DIRECTLY
                NAME, AGE AND BUSINESS                        THE FUND AND         OR INDIRECTLY,        PERCENT
                  EXPERIENCE FOR THE                           PERIOD OF                AS OF           OF SHARES
                    LAST FIVE YEARS                             SERVICE           OCTOBER 22, 1999     OUTSTANDING
------------------------------------------------------   ---------------------   ------------------   ------------
* Fred M. Alger III, 64                                  Director and            423,487 Shs.**       18.94%
    Chairman of the Boards of Alger Associates,          Chairman of
    the Adviser, Alger, Alger Properties, Inc.           the Board since
    ("Properties"), Alger Shareholder Services, Inc.     1974
    ("Services"), Alger Life Insurance Agency, Inc.
    ("Agency"), the Fund, The Alger Fund, The
    Alger American Fund, The Alger Retirement
    Fund, Spectra Fund, Fred Alger International
    Advisory S.A. ("International"), The Alger
    American Asset Growth Fund ("Asset Growth")
    and Analysts Resources, Inc. ("ARI"). Formerly
    Chairman of the Board and President of Spectra
    Fund, Inc.; formerly also President of Alger
    Associates, the Adviser, Alger, Properties, Services,
    Agency, the Fund, The Alger Fund, The Alger
    American Fund and The Alger Retirement Fund.

* David D. Alger, 55                                     Director since 1993     420,787 Shs.**       18.82%
    President and Director of Alger Associates, the      and President
    Adviser, Alger, Properties, Services, Agency,        since 1995
    International and the Fund; President and Trustee
    of The Alger Fund, The Alger American Fund,
    The Alger Retirement Fund and Spectra Fund;
    Executive Vice President and Director of ARI;
    Director of Asset Growth. Formerly Executive
    Vice President and Director of Alger Associates,
    the Adviser, Alger, Properties, Services and
    Agency; Vice President and Director of Spectra
    Fund, Inc. and the Fund; Vice President and
    Trustee of The Alger Fund, The Alger American
    Fund and The Alger Retirement Fund.


                                                                                     SHARES OF THE
                                                                                   FUND BENEFICIALLY
                                                              POSITION WITH         OWNED DIRECTLY
                 NAME, AGE AND BUSINESS                        THE FUND AND         OR INDIRECTLY,        PERCENT
                   EXPERIENCE FOR THE                           PERIOD OF                AS OF           OF SHARES
                    LAST FIVE YEARS                              SERVICE           OCTOBER 22, 1999    OUTSTANDING
-------------------------------------------------------   ---------------------   ------------------   ------------
Lester L. Colbert, Jr., 65                                Director since 1974     1,441 Shs.           0.06%
    Private investor since 1988. Formerly Chairman
    of the Board, President and Chief Executive
    Officer of Xidex Corporation.

Arthur M. Dubow, 66                                       Director since 1974     5,017 Shs.           0.22%
    Trustee of the Arthur Dubow Foundation;
    Director of Coolidge Investment Corporation;
    Trustee of The Alger Fund, The Alger American
    Fund, The Alger Retirement Fund and Spectra
    Fund; private investor since 1985. Formerly
    Director of Spectra Fund, Inc.

Stephen E. O'Neil, 67                                     Director since 1973         0 Shs.              0%
    Attorney; private investor since 1981; Director of
    Nova Care, Inc. and Brown-Forman Corporation;
    Trustee of The Alger Fund, The Alger American
    Fund, The Alger Retirement Fund and Spectra
    Fund. Formerly of Counsel to the law firm of
    Kohler & Barnes; formerly President and Vice
    Chairman of City Investing Company; formerly
    Director of Centerre Bancorporation, Spectra
    Fund, Inc. and Syntro Corporation.

Nathan E. Saint-Amand, M.D., 61                           Director since 1986       100 Shs.              0%
    Medical doctor in private practice; Trustee of The
    Alger Fund, The Alger American Fund, The Alger
    Retirement Fund and Spectra Fund. Formerly
    Director of Spectra Fund, Inc.

                                       5

                                                                                     SHARES OF THE
                                                                                   FUND BENEFICIALLY
                                                              POSITION WITH         OWNED DIRECTLY
                 NAME, AGE AND BUSINESS                        THE FUND AND         OR INDIRECTLY,        PERCENT
                   EXPERIENCE FOR THE                           PERIOD OF                AS OF           OF SHARES
                    LAST FIVE YEARS                              SERVICE           OCTOBER 22, 1999    OUTSTANDING
-------------------------------------------------------   ---------------------   ------------------   ------------
B. Joseph White, 52                                       Director since              0 Shs.              0%
    Dean, University of Michigan Business School;         February 1999
    President, William Davidson Institute at the
    University of Michigan Business School; Professor
    of Business Administration, University of
    Michigan Business School; Director, Gordon Food
    Service; Trustee and Chair, Audit Committee,
    Equity Residential Properties Trust; Director and
    Chair, Compensation Committee, Kelly Services,
    Inc.
----------------------------
* Fred M. Alger III and David D. Alger may be considered "interested persons" of the Fund as such term is defined in the Investment Company Act of 1940 because they are "interested persons" of the Adviser and officers of the Fund. Fred M.
  Alger III and David D. Alger are brothers.

**Includes 420,787 shares of the Fund beneficially owned by Alger Associates, Inc. directly or through wholly-owned subsidiaries. Fred M. Alger III and David D. Alger may be deemed beneficially to own such shares by virtue of their control of Alger Associates, Inc.


OFFICERS, DIRECTORS AND RELATED MATTERS

     No director, officer or employee of the Adviser or its affiliates will receive any compensation from the Fund for serving as an officer or Director of the Fund. Each Director of the Fund who is not an "interested person" of the Fund, as defined in the Investment Company Act of 1940, receives from the Fund a fee of $2,000 for each meeting he attends, to a maximum of $8,000. During the fiscal year ended October 31, l998, all such Directors who are nominees received an aggregate of $32,000 of such fees. The Fund has no bonus, profit sharing, pension or retirement plans. The following table provides compensation amounts paid to nominees who are not interested persons of the Fund and who were Directors during the fiscal year ended October 31, 1998.

                               COMPENSATION TABLE

                                                          TOTAL COMPENSATION PAID TO DIRECTORS FROM
                                                                 THE ALGER RETIREMENT FUND,
                                    AGGREGATE                          THE ALGER FUND,
                                   COMPENSATION                   THE ALGER AMERICAN FUND,
                                       FROM                   CASTLE CONVERTIBLE FUND, INC. AND
    NAME OF DIRECTOR      CASTLE CONVERTIBLE FUND, INC.                 SPECTRA FUND.
------------------------ ------------------------------- ------------------------------------------
Lester L. Colbert, Jr.                $8,000                               $ 8,000
Arthur M. Dubow                       $8,000                               $28,250
Stephen E. O'Neil                     $8,000                               $28,250
Nathan E. Saint-Amand, M.D.           $8,000                               $28,250

       Four regular meetings of the Board of Directors were held during the fiscal year ended October 31, 1998. During that period, with the exception of Fred M. Alger III, each of the Directors attended at least 75% of the meetings of the Board.
       The Fund's Audit Committee, which oversees the Fund's accounting and financial reporting policies and the independent audit of its financial statements, consists of the following independent Directors: Mr. White, Mr. Dubow and Mr. O'Neil. The Committee met once during the fiscal year ended October 31, 1998. The Fund's Board of Directors has no nominating or compensation committee or any committee performing similar functions.

       The following table provides certain information about the officers of the Fund other than Fred M. Alger III and David D. Alger, both of whom are listed above in the table of Directors. Officers are elected annually.



                                                           POSITION WITH
                 NAME, AGE AND BUSINESS                    THE FUND AND
                   EXPERIENCE FOR THE                        PERIOD OF
                    LAST FIVE YEARS                           SERVICE
-------------------------------------------------------  ----------------
Gregory S. Duch, 48                                      Treasurer since
    Executive Vice President, Treasurer and  Director    1989
    of Alger Associates, the Adviser and  Properties;
    Executive Vice President and Treasurer of  Alger,
    Services, Agency and ARI; Treasurer of the  Fund,
    The  Alger Fund,  The  Alger  American Fund,  The
    Alger Retirement Fund and Spectra Fund; Treasurer
    and Director of International.

Mary Marsden-Cochran, 46                                 Secretary since
    Since  1996, Vice President, General Counsel and     1996
    Secretary  of  Alger  Associates,  the  Adviser,
    Alger,  Properties,  Services,  Agency  and ARI;
    Secretary of the Fund, The Alger Fund, The Alger
    American   Fund,  The  Alger  Retirement   Fund,
    International   and   Spectra   Fund.   Formerly
    Associate  General Counsel and Vice President of
    Smith  Barney, Inc.; formerly  Blue Sky Attorney
    for AMT Capital.

Frederick A. Blum, 44                                    Assistant Secretary and
    Senior  Vice  President  of   Alger;   Assistant     Assistant Treasurer
    Secretary and  Assistant  Treasurer of The Alger     since 1997
    Fund,   The  Alger  American  Fund,   The  Alger
    Retirement Fund and Spectra Fund.

       Management recommends that shareholders vote FOR Proposal No. 1.

PROPOSAL NO. 2: RATIFICATION OF THE SELECTION OF
                INDEPENDENT PUBLIC ACCOUNTANTS

       The Board of Directors, including a majority of the Directors who are not "interested persons" of the Fund or the Adviser, have selected and approved Arthur Andersen LLP as the independent public accountants to examine the financial statements of the Fund for the fiscal year ending October 31, 2000. The Fund has been advised that no member of such firm has a material direct or indirect interest in the Fund. Pursuant to Section 32(a) of the Investment Company Act of 1940, such selection is subject to ratification or rejection by shareholders of the Fund. A representative of Arthur Andersen LLP is expected to be present at the meeting to answer any questions which the Fund's shareholders may have. The representative will have an opportunity to make a statement if he or she so desires.

       Management recommends that shareholders vote FOR Proposal No. 2.


                                   LITIGATION

       The Fund is not a party to any material litigation.


                                 OTHER MATTERS

       Management knows of no other matters to be brought before the meeting; however, if any other matters come before the meeting, the persons named in the enclosed Proxy will vote proxies that do not contain specific restrictions in accordance with their best judgment on such matters.


                            SHAREHOLDERS' PROPOSALS

       A shareholder proposal intended to be presented at the Fund's 2000 Annual Meeting of Shareholders must be received by the Fund a reasonable time before the solicitation is made in order to be included in the Fund's proxy statement and form of proxy relating to that meeting.

1 World Trade Center, Suite 9333
New York, New York 10048

Dated: October 25, 1999

       IF YOU CANNOT ATTEND THE MEETING, YOU ARE URGED TO FILL IN, SIGN AND DATE THE ENCLOSED PROXY AND RETURN IT AS PROMPTLY AS POSSIBLE. AN ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE.

                         CASTLE CONVERTIBLE FUND, INC.
                                     PROXY
                ANNUAL MEETING OF SHAREHOLDERS DECEMBER 7, 1999

The undersigned shareholder of Castle Convertible Fund, Inc. hereby appoints David D. Alger, Gregory S. Duch and Stephen E. O'Neil, and each of them, the attorneys and proxies of the undersigned, with power of substitution, to vote, as indicated herein, all of the shares of common stock of Castle Convertible Fund, Inc. standing in the name of the undersigned at the close of business on October 22, 1999, at the Annual Meeting of Shareholders of the Fund to be held at the offices of the Fund, 1 World Trade Center, Suite 9333, New York, New York 10048 at 12:30 P.M. on December 7, 1999, and at all adjournments thereof, with all of the powers the undersigned would possess if then and there personally present and especially (but without limiting the general authorization and power hereby given) to vote as indicated on the proposals, as more fully described in the Proxy Statement of the meeting, and to vote and act on any other matter which may properly come before the meeting.


THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS AND WILL BE VOTED IN ACCORDANCE WITH INSTRUCTIONS GIVEN BY THE SHAREHOLDERS, BUT IF NO INSTRUCTIONS ARE GIVEN IT WILL BE VOTED FOR THE PROPOSALS LISTED.



(Continued and to be signed on the reverse side)

PLEASE MARK BOXES [=] OR [X] IN BLUE OR BLACK INK.

1. ELECTION OF DIRECTORS     FOR all nominees listed below (except     WITHHOLD AUTHORITY to vote
                             as marked to the contrary below) -        for all nominees listed below -

INSTRUCTIONS: To  withhold authority to vote for any individual nominee strike a line through the nominee's name in the list below.
Fred  M.  Alger  III,  David  D. Alger, Lester L. Colbert, Jr., Arthur M. Dubow, Stephen E. O'Neil, Nathan E. Saint-Amand,
B. Joseph White

2.PROPOSAL TO RATIFY THE SELECTION OF ARTHUR ANDERSEN LLP as independent public accountants of the Fund.

                        FOR [ ]    AGAINST [ ]    ABSTAIN [ ]

3. PROPOSAL TO CONSIDER AND ACT UPON such other matters as may properly come before the meeting or any adjournment thereof.

                                                                                  PLEASE MARK,  SIGN,  DATE AND RETURN THIS
                                                                                  PROXY CARD PROMPTLY.  Signature(s) should
                                                                                  be  exactly  as name or names  appear  on
                                                                                  this  proxy.  If stock  is held  jointly,
                                                                                  each holder should sign. If signing is by
                                                                                  attorney,    executor,     administrator,
                                                                                  trustee  or  guardian,  please  give full
                                                                                  title.


                                                                                  -----------------------------------------

                                                                                        Signature(s)        Signature(s)



                                                                                  -----------------------------------------

                                                                                       Dated       Social Security or Tax
                                                                                                    Identification Number



                                                                                  THIS PROXY, WHEN DATED AND SIGNED, SHOULD
                                                                                  BE MAILED  PROMPTLY TO ALGER  SHAREHOLDER
                                                                                  SERVICES,  INC.,  30  MONTGOMERY  STREET,
                                                                                  JERSEY  CITY,  NJ 07302.  NO  POSTAGE  IS
                                                                                  REQUIRED  IF MAILED IN THE UNITED  STATES
                                                                                  IN THE ENCLOSED ENVELOPE.
